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Exhibit 10.36

ASSET PURCHASE AGREEMENT

         THIS ASSET PURCHASE AGREEMENT (the "Agreement") is made as of the 20th day of July, 2000, by and between CARNEGIE INTERNATIONAL CORPORATION, or assigns, a Colorado corporation ("Buyer") and REMINGTON TECH CORPORATION, an Illinois corporation ("Seller").

RECITALS

         WHEREAS, Seller and TeleResources, Inc., an Illinois corporation ("Company") entered into a Factoring Agreement dated as of August 7, 1996 (the "Factoring Agreement");

         WHEREAS, in connection with the Factoring Agreement, Seller obtained a first priority perfected security interest in the tangible and intangible property of Company ("the Collateral");

         WHEREAS, on May 24, 2000, the outstanding indebtedness of Company to Seller was in the amount of Four Hundred Thousand Seventy One Dollars and Seventy Seven Cents ($400,071.77);

         WHEREAS, on December 1, 1998, Company defaulted under the Factoring Agreement and entered into bankruptcy proceedings;

         WHEREAS, on June 5, 2000, the United States Bankruptcy Court for the Northern District of Illinois Eastern Division granted Seller relief under Chapter 7 of the United States Bankruptcy Code from the Automatic Stay (the "Chapter 7 Order") in order for Seller to enforce its rights as a secured creditor;

         WHEREAS, on July 5, 2000, in connection with the Chapter 7 Order, Seller gave written notice of (i) its intention to sell the Assets (as hereinafter defined) at Public Sale on July 19, 2000 (the "Public Sale") to potential buyers including Company and (ii) its right to bid at the Public Sale for the Assets (as hereinafter defined);

         WHEREAS, on July 19, 2000, in connection with the Public Sale, Seller purchased the Assets (as hereinafter defined) as the highest bidder; and

         WHEREAS, Seller desires to sell to Buyer and Buyer desires to purchase from Seller the Assets (as hereinafter defined).

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE 1
PURCHASE AND SALE OF ASSETS

         Section 1.1. Closing Date. Subject to the terms and conditions hereof, the consummation of the purchase and sale of the Assets (as defined in Section
1.2 below) provided for in this Agreement (the "Closing") will take place at the offices of Blank Rome Comisky & McCauley, 250 West Pratt Street, Suite 1100, Baltimore, Maryland 21202 on July 20, 2000, or at such other place or time as the parties hereto shall agree in writing. The time and date of the Closing are herein referred to as the "Closing Date". The parties hereto agree to use their best efforts to cause the Closing Date to occur as soon as possible consistent with the provisions of this Agreement.

         Section 1.2. Purchased Assets. Subject to the terms and conditions hereof and on the basis of and in reliance upon the covenants, agreements, representations and warranties set forth herein, Seller shall sell, assign and transfer to Buyer, at the Closing, and Buyer agrees to purchase, acquire and accept from Seller, at the Closing, all of the assets of Company as more fully described below:

                  (a)      All accounts and account receivables of Company;

                  (b)      All inventories of Company;

                  (c) All equipment, furniture and fixtures owned by Company and used or operated in connection with the facility located at 650 West Grand Ave, Suite 207, Elmhurst, IL 60126;

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                  (d)      All contract rights of Company (subject to
obligations imposed on Company) arising out of orders, purchase contracts, or otherwise, whether or not such orders have been commenced or completed;

                  (e) All assignable permits, licenses, patents, copyrights, trademarks, tradenames, franchises and other intangible personal property of Company;

                  (f)      All good will of Company;

                  (g) All books and records, operating data, sales and promotional data and advertising materials, customer lists, credit information, costs and pricing information, supplier lists, reference catalogs and software packages of Company;

                  (h) All general intangibles and other personal property of Company; and

                  (i) All other assets of Company appearing, or which should appear, on the financial statement of Company as of June 30, 2000.

For purposes of this Agreement, all of the foregoing assets shall be hereinafter collectively referred to as the "Assets".

     Section 1.3. Liabilities Assumed. Buyer shall not assume and shall not be responsible for any liabilities of Company and Seller, which shall remain and be obligations of Company and Seller.

     Section 1.4. Purchase Price; Payment of Purchase Price. The purchase price payable by Buyer to Seller for the Assets to be acquired pursuant to this Agreement shall be the total sum of Two Hundred and Fifty Thousand Dollars ($250,000) (the "Purchase Price"), which Purchase Price shall be payable by Buyer to Seller as follows: (i) Three Hundred Fifty Thousand (350,000) shares of common stock of Buyer, no par value (the "Common Stock"); (ii) warrants to acquire One Hundred Thousand (100,000) shares of common stock of Buyer at a price of One Dollar and seventy-five cents ($1.75) per share, exercisable at any time from the date hereof until two (2) years from the Closing Date (the "Two Year Warrants") and (iii) warrants to acquire One Hundred Fifty Thousand (150,000) shares of common stock of Buyer at a price of Two Dollars and twenty-five cents ($2.25) per share, exercisable at any time from the date hereof until three (3) years from the Closing Date (the "Three Year Warrants" and together with the Two year Warrants, the "Warrants"). The Common Stock and the Warrants shall be restricted securities (the "Restricted Securities") as defined in Securities and Exchange Commission Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act").

     Section 1.5. Sales Tax. Buyer shall pay any and all sales tax, use taxes and other similar charges or assessments levied by any governmental agency with respect to the sale and purchase of the Assets under this Agreement.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES OF SELLER

     As a material inducement to Buyer to enter into and perform its obligations under this Agreement, Seller hereby represents and warrants to Buyer as follows:

     Section 2.1. Organization and Qualification, Etc. Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Illinois, and has the power and authority to own the Assets and to carry on its business as it is now being conducted.

     Section 2.2. Authority Relative to Agreement. The execution and delivery by Seller of this Agreement and the consummation of the transactions contemplated on its part have been authorized by its Board of Directors. No other corporate proceedings on its part or the part of its stockholders are necessary to authorize the execution and delivery of this Agreement by it or the consummation by it of the transactions contemplated on its part hereby. This Agreement has been duly executed and delivered by Seller and is a valid and binding agreement of Seller, enforceable in accordance with its terms.

     Section 2.3. Absence of Undisclosed Liabilities. Except as set forth on
Schedule 2.3 attached hereto, Seller has no obligation or liability (whether accrued, absolute, contingent, unliquidated or otherwise, whether due or to become due and whether or not insured) with respect to the Assets.

     Section 2.4. Title to Properties; Condition of Equipment. Seller has good and marketable title to all of the Assets, free and clear of all liens and encumbrances.

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         Section 2.5.      Contracts and Commitments.

                  (a) Except as set forth on Schedule 2.5 attached hereto, to the best of Seller's knowledge, Seller is not a party to any: (i) agreement or indenture relating to the mortgaging, pledging or otherwise placing a lien on the Assets; (ii) oral or written direct or indirect guarantee of any obligation with respect to the Assets; (iii) lease or agreement under which it is lessor of or permits any third party to hold or operate the Assets, real or personal, owned or controlled by it and (iv) oral or written contract or agreement for the sale by Seller of the Assets.

                  (b) Except as expressly set forth on Schedule 2.5 attached hereto, Seller has performed all obligations required to be performed by it and is not in default under or in breach of nor in receipt of any claim of default or breach under any agreement referred to in Section 2.5(a).

         Section 2.6. Litigation. Except as expressly set forth on Schedule 2.6 attached hereto, to the best of Seller's knowledge, there are no actions, suits, proceedings, orders, investigations or claims pending or threatened against Seller with respect to the Assets at law or in equity, or before or by any governmental department, commission, board, bureau, agency or instrumentality, or any arbitration proceedings pending under collective bargaining agreements or otherwise.

         Section 2.7. Brokerage. There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement (oral or written) binding upon Seller with respect to the Assets.

         Section 2.8. Licenses and Permits. All permits, licenses and franchises held by Seller, or by its officers, employees or agents, with respect to the Facility are listed on Schedule 2.8 attached hereto. Except as set forth on
Schedule 2.8, such licenses, permits and franchises are transferable by Seller subject to governmental and other applicable approvals.

         Section 2.9. Compliance. Except as set forth on Schedule 2.9 attached hereto, at all times prior hereto, the conduct and operation of Seller's business with respect to the Assets were conducted and complied in all respects with all applicable laws, regulations and requirements of all foreign, United States, state and local authorities claiming jurisdiction thereof. Except as set forth on Schedule 2.9, there are no pending or outstanding violations or notices of violation of law, municipal ordinances, orders or requirements noted in or issued by any governmental authority claiming to have jurisdiction over the operations of the Facility, any property, rights or assets of Seller; and Seller has neither received notice nor has knowledge of the intended issuance of notices of violations of law, regulation, ordinances, criteria, orders or requirements as aforesaid.

         Section 2.10. Effective Date of Warranties, Representations and Covenants. Each warranty, representation, and covenant set forth in this Article 2 shall be deemed to be made on and as of and speak on and as of the date hereof and as of the Closing (except as otherwise specifically provided herein) and shall not survive the Closing. Prior to the Closing, Seller will revise counterparts of each Exhibit hereto so that such Exhibit shall, at the Closing, reflect any material fact affecting such Exhibit occurring after the date hereof and prior to the Closing.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF BUYER

         As a material inducement to Seller to enter into and perform its obligations under this Agreement, Buyer represents and warrants to Seller as follows:

         Section 3.1. Organization, Etc. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado.

         Section 3.2. Authority Relative to Agreement. Buyer has the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated on its part hereby. The execution and delivery by Buyer of this Agreement and the consummation by it of the transactions contemplated on its part hereby have been duly authorized by the members of Buyer. No other proceedings on its part or the part of its members are necessary to authorize the execution and delivery of this Agreement by it or the consummation by it of the transactions contemplated on its part hereby. This Agreement has been duly executed and delivered by Buyer and is the valid and binding agreement of Buyer.

         Section 3.3. No Breach; Consents. The execution, delivery and performance of this Agreement by Buyer and the consummation of the transactions contemplated hereby (a) do not and will not conflict with or result in any breach of any of the provisions of, constitute a default

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under, result in a violation of, result in the creation of any lien, security interest, charge or encumbrance upon the assets of Buyer under, or require any authorization, consent, approval, exemption or other action by or notice to any third party under the provisions of the Articles of Incorporation or by-laws of Buyer or any license, indenture, mortgage, lease, loan agreement or other agreement (oral or written) or instrument to which Buyer is a party and (b) do not require any authorization, consent, approval, exemption or other action by or notice to any court or governmental body under any law, statute, rule, regulation or decree to which Buyer is subject.

         Section 3.4. Brokerage. There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of Buyer.

ARTICLE 4
CONDITIONS TO CLOSING

     Section 4.1. Conditions Precedent to Buyer's Obligations. The obligations of Buyer hereunder are expressly contingent upon the satisfaction, by the Closing, of the following conditions:

          (a) Each of the defined acts and undertakings of Seller to be performed on or before the Closing hereunder shall have been duly performed in every respect.

          (b) The representations and warranties made by Seller in this Agreement shall be true and correct of and as of the Closing, and those representations and warranties shall not survive the Closing.

          (c) At the Closing, Buyer shall have received the following documents:

               (i) Copies of all necessary third party and governmental consents that Seller is required to obtain in order to consummate the transactions contemplated by this Agreement; and

               (ii) A Bill of Sale, transferring all of Seller's right, title and interest in and to the Assets.

     Section 4.2. Conditions Precedent to Seller's Obligations. The obligations of Seller hereunder are expressly contingent upon the satisfaction, by Closing, of the following conditions:

          (a) Each of the material acts and undertakings of Buyer to be performed on or before the Closing hereunder pursuant to the terms hereof shall have been duly performed in every respect.

          (b) The representations and warranties made by Buyer in this Agreement shall be true and correct at and as of the Closing, and those representations and warranties shall survive the Closing.

          (c) At Closing, Seller shall have received the following:

               (i) payment of the Purchase Price in the manner described in
          Section 1.4 hereof; and

               (ii) such certificates, documents, instruments and writings to be delivered pursuant to this Agreement.

ARTICLE 5
PRE-CLOSING AGREEMENTS

     Section 5.1. Best Efforts. The parties agree to use their best efforts to cause all conditions to Closing to be satisfied and to cause the transactions contemplated hereby to be consummated.

ARTICLE 6
POST-CLOSING AGREEMENTS


     Section 6.1. Further Assurances. Seller shall, at any time and from time to time on and after the Closing Date, upon request by Buyer and without further consideration, through Seller's best efforts, take such actions or cause others to do so, and execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, all transfers, conveyances, powers of attorney and assurances, as may be required or desirable for the better conveying, transferring, assigning, delivering, assuring and confirming to Buyer, or its respective successors and

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assigns, or for aiding and assisting in collecting or reducing to possession, the Assets, and any or all of Seller's obligations under this Agreement.

ARTICLE 7
MISCELLANEOUS

         Section 7.1. Survival. The representations and warranties of Seller set forth in this Agreement shall not survive Closing.

         Section 7.2. Termination. Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated and abandoned at any time prior to consummation of the transactions contemplated hereby by the mutual consent of Buyer and Seller. Except as set forth below, any termination pursuant to this Section 7.2 shall be without liability on the part of any party.

         Section 7.3. Expenses. Each party will pay all of its expenses in connection with the negotiation of this Agreement, the performance of its obligations hereunder, and the consummation of the transactions contemplated by this Agreement.

         Section 7.4. Amendments and Waivers. The parties hereto, by mutual agreement in writing, may amend, modify and supplement this Agreement. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

         Section 7.5. Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be given by hand or by registered mail, return receipt requested, addressed as follows:

         If to Buyer:

                  Carnegie International Corporation
                  11350 McCormick Road
                  Executive Plaza III, Suite 1001
                  Hunt Valley, Maryland 21031
                  Attention:  Lowell Farkas
                  Fax No. 410.785.7415

         If to Seller:

                  Remington Tech Corporation
                  1300 Remington Road
                  Unit M
                  Schaumburg, Illinois 60173
                  Attention:  Roland K. Kaeser
                  Fax No. 847.310.3255

Any party hereto may specify in writing a different address for such purpose by notice to the other parties.

          Section 7.6. Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any party without the prior written consent of the other parties hereto. Notwithstanding the foregoing, Buyer may assign its rights and obligations hereunder to its corporate parent or any of Buyer's wholly-owned subsidiaries with the effect that the purchase of the Assets contemplated hereby may be made by such parent or subsidiary.

          Section 7.7. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provision of this Agreement unless the consummation of the transaction contemplated hereby is adversely affected thereby.

          Section 7.8. Complete Agreement. This document and the documents referred to herein contain the complete agreement between the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way.

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          Section 7.9. No Third-Party Beneficiaries. This Agreement shall be for the benefit only of the parties hereto, and their respective successors and assigns.

          Section 7.10. Governing Law. All questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement will be governed by the internal laws, not the law of conflicts, of the State of Maryland.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                            SELLER:
                                    REMINGTON TECH CORPORATION

                                            By:   /s/                     (SEAL)
                                            Roland K. Kaeser


                                            BUYER:
                                            CARNEGIE INTERNATIONAL CORPORATION


                                            By:      /s/                  (SEAL)
                                                     Lowell Farkas, President

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